UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02556

Name of Fund: Ready Assets Prime Money Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Ready Assets Prime Money Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2013

Date of reporting period: 04/30/2013

Item 1 –	Report to Stockholders

APRIL 30, 2013

ANNUAL REPORT

Ready Assets Prime Money Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	READY ASSETS PRIME MONEY FUND	APRIL 30, 2013

Dear Shareholder

About this time one year ago, financial market activity was dominated by concerns about Europe’s debt crisis. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced its sovereign bond-buying program designed to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors became more concerned about the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although decisions relating to spending cuts and the debt ceiling were postponed, leaving lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction of yields).

However, bond markets regained strength in February (as yields once again dropped) when global economic momentum slowed and investors toned down their risk appetite. International stock markets weakened amid a resurgence of macro risk out of Europe. A stalemate presidential election in Italy was a reminder that political instability continued to plague the eurozone and a severe banking crisis in Cyprus underscored the fragility of the broader European banking system. In the United States, stocks continued to rise, but at a more moderate pace. Investors grew more cautious given uncertainty as to how long the central bank would continue its stimulus programs. How government spending cuts would impact the already slow economic recovery was another concern. But improving labor market data and rising home prices boosted sentiment in March, pushing major US stock indices to all-time highs. Investors scaled back their enthusiasm in April due to a series of disappointing economic reports. On the whole, US stocks have performed well thus far in 2013 as the US economy demonstrated enough resilience to allay fears of recession, but growth has remained slow enough to dissuade the US Federal Reserve from changing its stance.

Despite continued headwinds for global growth, risk assets have rallied, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment. For the 6- and 12-month periods ended April 30, 2013, US and international stocks and high yield bonds posted strong gains. Emerging market equities lagged the rally as the uneven pace of global growth raised doubts that developing economies could thrive in the near term. US Treasury yields were highly volatile over the past 12 months, although they continue to remain low from a historical perspective. US Treasury and investment-grade bonds generated modest returns in this environment, while tax-exempt municipal bonds benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Market conditions have improved over the past couple of years, but investors still remain highly uncertain and many of the old ways of investing no longer work. That’s why the new world of investing calls for a new approach. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. Visit www.blackrockplan.com to learn more about how to take action.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite continued headwinds for global growth, risk assets have rallied, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	14.42%	16.89%
US small cap equities (Russell 2000® Index)	16.58	17.69
International equities (MSCI Europe, Australasia, Far East Index)	16.90	19.39
Emerging market equities (MSCI Emerging Markets Index)	5.29	3.97
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	1.52	5.07
US investment grade bonds (Barclays US Aggregate Bond Index)	0.90	3.68
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.01	5.74
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.26	13.95
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended April 30, 2013

The Federal Open Market Committee (“FOMC”) continued to maintain its target range for the federal funds rate at 0.00% to 0.25% throughout the 12-month reporting period ended April 30, 2013. Sluggish economic growth and stubbornly high unemployment have prompted the FOMC to employ multiple stimulus measures in recent years, including the September 2012 decision to purchase approximately $40 billion per month of agency mortgage-backed securities, which was followed by a pronouncement in December that the central bank would begin purchasing long-term US Treasury bonds at a rate of $45 billion per month. US policymakers have committed to maintaining accommodative measures, including the aforementioned asset purchase programs and holding the federal funds rate at an exceptionally low level, until the US labor market exhibits substantial improvement (subject to continued price stability). While the US unemployment rate has declined by 0.7% (from 8.2% to 7.5%) in the 12 months ended April 30, 2013, the labor force participation rate has also declined by 0.5% (from 63.8% to 63.3%) during the same period, calling into question the actual strength of the labor market recovery. Over the past four years, the FOMC’s stimulus programs have, in large part, driven the US Federal Reserve’s balance sheet to triple in size to $3.3 trillion.

In Europe, policymakers have long been working to contain spiraling sovereign funding costs in certain debt-stressed countries while contending with a broader, secular decline in economic growth across the region. Finance regulators have urged European commercial banks to shrink their balance sheets and increase capital while the European Central Bank (“ECB”) provided virtually unlimited access to loans through its long-term refinancing operations to help bridge any gaps in liquidity. As conditions in the bank funding market steadily improved, the ECB cut its deposit rate to zero in July 2012 to encourage banks to lend these funds in order to spur growth. In September, ECB President Mario Draghi announced a bold new sovereign bond-buying plan aimed at lowering short-term financing costs for the region’s most troubled countries. The program, dubbed the “OMT” for Outright Monetary Transactions, is subject to formal request by a eurozone government and strict conditionality. In March of 2013, a severe banking crisis led to drastic measures in Cyprus. To the surprise of many, European leaders and Cypriot officials agreed upon a plan to impose a levy on bank depositors as a condition for the country to preserve its membership in the euro currency bloc. While the reaction in financial markets was short-lived, critics contend the move sets a dangerous precedent at a decisive time for the region.

London Interbank Offered Rates (“LIBOR”) notched lower over the 12 months due in large part to central bank liquidity measures, with three-month LIBOR decreasing 19 basis points to close at 0.27% as of April 30, 2013. Yields on 3-month US Treasury bills were lower by 0.02% to close the period at 0.05% after higher tax receipts in 2012, among other things, led to diminished borrowing needs from the US Treasury.

The Federal Deposit Insurance Corporation’s temporary Transaction Account Guarantee (“TAG”) program, which had provided unlimited insurance for non-interest-bearing transaction accounts, expired on December 31, 2012. The level of disintermediation (withdrawals) of uninsured deposits from bank deposit accounts into short-term US Treasury securities and money market mutual funds prior to expiration of the TAG program fell short of expectations. To the extent that sizable cash flows into Treasuries combine with reduced supply moving forward, this may present downward pressure on short-term rates.

In the short-term tax-exempt market, the impact of the FOMC’s ongoing near-zero interest rate policy continued to be evident in variable rate demand note (“VRDN”) securities, which make up the largest portion of municipal money market fund holdings. During the 12-month period ended April 30, 2013, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDN securities (as calculated by Municipal Market Data), averaged 0.15%, while ranging between a high of 0.23% and a low of 0.08%. While the FOMC continued its low-rate policy, a reduced supply of VRDN securities coupled with continued strong demand from non-traditional buyers put additional pressure on yields. As of period end, total outstanding supply of VRDN securities was approximately $270 billion, down 45% from its mid-2008 peak. New VRDN security issuance remained minimal as issuers continued to take advantage of low interest rates by issuing debt instruments with longer maturities. The muted VRDN new issuance activity during the period consisted mostly of re-issuance for the purpose of substituting the bank underlying the issue’s credit enhancement. This trend was driven largely by uncertainty stemming from Europe’s financial problems and rating agency downgrades across the banking sector.

As state and local municipalities continued to limit spending and reduce debt, new-issue supply of one-year, fixed-rate notes remained unchanged in 2012 from the diminished level seen in 2011 (approximately $60 billion). This level of issuance, however, is anticipated to decline in the coming year to the extent that state tax revenues improve. Municipal notes generally offer an opportunity for investors to lock in a yield that is more stable than VRDN yields for a longer period of time. Investor demand for municipal notes increased over the period as the FOMC held short-term rates steady and the outstanding supply of VRDN securities declined. The municipal yield curve continued to be extremely flat and credit spreads tightened as investors pursued higher yielding issues. The yield on one-year municipal notes remained close to the 0.20% level throughout the period, representing only a nominal premium for the extension risk over VRDNs.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	READY ASSETS PRIME MONEY FUND	APRIL 30, 2013

Fund Information as of April 30, 2013

Investment Objective

Ready Assets Prime Money Fund’s (the “Fund”) investment objective is to seek preservation of capital, liquidity and the highest possible current income consistent with this objective available from investing in a diversified portfolio of short-term money market securities.

Current Seven-Day Yields
	7-Day SEC Yield	7-Day Yield
As of April 30, 2013	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

Portfolio Composition
Percent of Net Assets
Certificates of Deposit	34%
Commercial Paper	30
US Treasury Obligations	12
Municipal Bonds	10
US Government Sponsored Agency Obligations	6
Repurchase Agreements	5
Corporate Notes	3

Total	100%

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2012 and held through April 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period[1]	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
Ready Assets Prime Money Fund	$1,000.00	$1,000.00	$1.39	$1,000.00	$1,023.39	$1.40	0.28%

[1]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

READY ASSETS PRIME MONEY FUND	APRIL 30, 2013	5

Schedule of Investments April 30, 2013	(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 1.0%
JPMorgan Chase Bank NA, 0.22%, 8/30/13 (a)	$26,000	$26,000,000
Euro — 1.9%
HSBC Bank Plc, London, 0.30%, 1/15/14	27,000	27,000,000
National Australia Bank Ltd., London, 0.30%, 10/21/13 (b)	24,000	24,000,000

		51,000,000
Yankee (c) — 30.7%
Bank of Montreal, Chicago, 0.42%, 7/17/13 (b)	20,000	20,000,000
Bank of Nova Scotia, Houston (b):
0.24%, 10/18/13	6,200	6,213,228
0.26%, 11/26/13	27,000	27,000,000
0.33%, 1/02/14	35,000	35,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY, 0.25%, 5/30/13	15,000	15,000,000
BNP Paribas, NY, 0.42%, 9/05/13 (b)	29,000	29,000,000
Canadian Imperial Bank of Commerce, NY (b):
0.35%, 9/25/13	15,000	15,000,000
0.31%, 10/01/13	44,745	44,745,000
0.33%, 1/08/14	12,000	12,000,000
0.32%, 2/04/14	25,000	25,000,000
0.32%, 3/03/14	27,000	27,000,000
Credit Suisse, NY:
0.28%, 6/06/13	28,000	28,000,000
0.28%, 9/16/13	19,000	19,000,000
0.29%, 10/10/13	25,000	25,000,000
Deutsche Bank AG, NY:
0.30%, 5/28/13	26,000	26,000,000
0.41%, 8/08/13	26,000	26,000,000
DNB Bank ASA, NY, 0.28%, 7/19/13	9,500	9,500,000
Mitsubishi UFJ Trust & Banking Corp., NY, 0.32%, 5/15/13 (b)	30,000	30,000,000
Nordea Bank Finland Plc, NY:
0.26%, 6/03/13	15,000	15,000,069
0.28%, 7/17/13	8,300	8,299,912
Rabobank Nederland NV, NY:
0.40%, 10/29/13 (b)	45,000	45,000,000
0.41%, 1/08/14	24,000	24,000,000
Royal Bank of Canada, NY, 0.28%, 1/15/14 (b)	13,000	13,000,000
Societe Generale, NY:
0.31%, 5/02/13	25,000	25,000,000
0.30%, 6/03/13	45,000	45,000,000
Sumitomo Mitsui Banking Corp., NY, 0.24%, 8/02/13	19,000	19,000,000
Sumitomo Mitsui Trust & Banking Co. Ltd., NY:
0.27%, 5/22/13	45,000	45,000,000
0.24%, 8/01/13	30,000	30,000,000
0.24%, 8/05/13	35,000	35,000,000
Svenska Handelsbanken, NY:
0.23%, 6/05/13	23,000	22,999,776
0.26%, 6/10/13	15,000	15,000,167
Certificates of Deposit	Par (000)	Value
Yankee (c) (concluded)
Toronto-Dominion Bank, NY, 0.29%, 5/28/13 (b)	$20,000	$20,000,000
UBS AG, Stamford, 0.28%, 7/30/13 (d)	27,000	27,000,000
Westpac Banking Corp., NY, 0.33%, 4/15/14 (b)	25,500	25,500,000

		834,258,152
Total Certificates of Deposit — 33.6%		911,258,152

Commercial Paper
ANZ National International Ltd., London, 0.32%, 4/17/14 (b)(e)	15,000	15,000,000
Aspen Funding Corp. (a):
0.26%, 6/03/13	25,000	24,994,042
0.27%, 6/03/13	5,000	4,998,762
Atlantis One Funding Corp., 0.20%, 5/30/13 (a)	18,000	17,997,100
Australia & New Zealand Banking Group Ltd., 0.31%, 2/25/14 (b)	15,000	15,000,000
Bedford Row Funding Corp., 0.35%, 8/16/13 (a)	9,000	8,990,637
BNP Paribas Finance, Inc. (a):
0.33%, 5/06/13	12,000	11,999,450
0.23%, 7/11/13	18,000	17,991,835
0.40%, 9/09/13	23,700	23,665,935
0.38%, 10/10/13	15,000	14,974,687
Caisse Centrale Desjardins du Quebec (a):
0.18%, 5/23/13	22,000	21,997,513
0.18%, 6/04/13	6,424	6,422,940
Cancara Asset Securitization LLC (a):
0.24%, 5/03/13	22,000	21,999,707
0.23%, 5/23/13	41,000	40,994,237
Charta LLC, 0.28%, 7/10/13 (a)	29,000	28,984,211
Ciesco LLC, 0.26%, 6/04/13 (a)	12,000	11,997,053
Commonwealth Bank of Australia, 0.34%, 11/14/13 (b)	21,500	21,498,823
DNB Bank ASA, NY (a):
0.27%, 7/30/13	26,000	25,982,450
0.27%, 8/05/13	31,000	30,977,680
Erste Abwicklungsanstalt (a):
0.32%, 7/15/13	7,500	7,495,000
0.38%, 8/02/13	3,400	3,396,662
0.35%, 8/13/13	10,000	9,989,889
0.25%, 9/27/13	35,000	34,963,785
0.24%, 10/23/13	14,000	13,983,326
General Electric Capital Corp. (a):
0.24%, 8/12/13	5,000	4,996,567
0.24%, 8/26/13	21,500	21,483,230
Govco LLC, 0.30%, 5/24/13 (a)	42,000	41,991,950
ING (US) Funding LLC (a):
0.22%, 5/09/13	16,000	15,999,218
0.23%, 5/09/13	24,000	23,998,773
0.29%, 5/13/13	15,000	14,998,575

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AMT	Alternative Minimum Tax (subject to)
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
LOC	Letter of Credit
RB	Revenue Bonds
SBPA	Stand-by Bond Purchase Agreements
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

6	READY ASSETS PRIME MONEY FUND	APRIL 30, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Commercial Paper	Par (000)	Value
Kells Funding LLC, 0.25%, 11/19/13 (b)(e)	$20,000	$20,000,000
Lloyds TSB Bank Plc, 0.11%, 5/01/13	25,000	25,000,000
MetLife Short-Term Funding LLC, 0.25%, 7/22/13 (a)	30,650	30,632,547
Mont Blanc Capital Corp., 0.22%, 7/22/13 (a)	3,000	2,998,497
Natixis U.S. Finance Co. LLC, 0.17%, 5/01/13	20,482	20,482,000
Nieuw Amsterdam Receivables Corp., 0.19%, 6/19/13 (a)	10,000	9,997,414
Nordea North America, Inc. (a):
0.30%, 5/16/13	26,000	25,996,750
0.28%, 7/15/13	8,300	8,295,158
0.28%, 7/16/13	8,300	8,295,094
Sheffield Receivables Corp., 0.22%, 5/13/13 (a)	10,750	10,749,212
Sumitomo Mitsui Banking Corp., 0.14%, 5/07/13 (a)	25,000	24,999,417
UBS Finance, Delaware, 0.23%, 7/18/13 (a)	5,000	4,997,508
Victory Receivables Corp., 0.21%, 6/03/13 (a)	20,000	19,996,150
Westpac Banking Corp., 0.29%, 10/08/13 (b)(e)	28,000	28,000,000
Total Commercial Paper — 29.5%		800,203,784

Corporate Notes
Commonwealth Bank of Australia, 0.75%, 10/28/13 (b)(e)	15,000	15,037,102
JPMorgan Chase Bank NA, 0.38%, 5/17/13 (b)	37,160	37,160,000
Sumitomo Mitsui Banking Corp., 2.15%, 7/22/13 (e)	16,000	16,063,525
Total Corporate Notes — 2.5%		68,260,627

Municipal Bonds (d)
California Health Facilities Financing Authority, RB, VRDN, Scripps Health, Series B (JPMorgan Chase Bank LOC), 0.20%, 5/07/13	14,000	14,000,000
California HFA, RB, VRDN, Home Mortgage, Series U, AMT (Fannie Mae LOC, Freddie Mac LOC), 0.21%, 5/07/13	10,800	10,800,000
California Statewide Communities Development Authority, Refunding RB, VRDN, Retirement Housing Foundation (US Bank NA LOC), 0.20%, 5/07/13	15,160	15,160,000
City of Austin Texas, Refunding RB, VRDN, Water & Wastewater System (Bank of Tokya-Misubishi UFJ Ltd. LOC, Sumitomo Mitsui Banking Corp. LOC), 0.21%, 5/07/13	15,100	15,100,000
Eclipse Funding Trust, Refunding RB, VRDN, (US Bank NA LOC, US Bank NA SBPA), 0.22%, 5/07/13	11,000	11,000,000
Indiana Finance Authority, Refunding RB, VRDN, Sisters of St. Francis, Series B (JPMorgan Chase Bank LOC), 0.24%, 5/07/13	6,000	6,000,000
Jackson County West Virginia, RB, VRDN, Armstrong World Industries, Inc. Project (Bank of Nova Scotia LOC), 0.23%, 5/07/13	17,500	17,500,000
Los Angeles Community Redevelopment Agency California, RB, VRDN, Hollywood & Vine Apartments, Series A, AMT (Fannie Mae Guarantor), 0.21%, 5/07/13	10,200	10,200,000
Municipal Bonds (d)	Par (000)	Value
Michigan Higher Education Facilities Authority, Refunding RB, VRDN, Limited Obligation, Law School Project, Series A (Wells Fargo & Co. LOC), 0.20%, 5/07/13	$27,005	$27,005,000
New Jersey Transportation Trust Fund Authority, RB, VRDN, Transportation System, Series C (Wells Fargo & Co. LOC), 0.20%, 5/07/13	8,000	8,000,000
New York City IDA, RB, VRDN, USA Waste Services, New York City Project, AMT (JPMorgan Chase Bank LOC), 0.27%, 5/07/13	9,600	9,600,000
New York State HFA, HRB, VRDN, Series A:
AMT (Fannie Mae Liquidity Guarantor), 0.21%, 5/07/13	22,900	22,900,000
East 39th Street Housing, AMT (Fannie Mae Liquidity Guarantor), 0.21%, 5/07/13	16,000	16,000,000
125 West 31st Street Housing, AMT (Fannie Mae Guarantor, Fannie Mae SBPA), 0.21%, 5/07/13	13,000	13,000,000
316 11th Avenue Housing, AMT (Fannie Mae Guarantor, Fannie Mae SBPA), 0.21%, 5/07/13	21,500	21,500,000
2180 Broadway (Wells Fargo & Co. LOC), 0.20%, 5/07/13	12,800	12,800,000
New York State HFA, Refunding HRB, VRDN, Series L (Bank of America NA LOC), 0.24%, 5/07/13	9,700	9,700,000
Utah County, RB, VRDN, IHC Health Services, Inc. (US Bank NA SBPA), 0.21%, 5/07/13	15,000	15,000,000
Westchester County Healthcare Corp. New York, RB, VRDN, Senior Lien, Series D (TD Bank NA LOC), 0.20%, 5/07/13	20,000	20,000,000
Total Municipal Bonds — 10.1%		275,265,000

Time Deposits – 1.5%
ING Bank NV, Amsterdam, 0.17%, 5/01/13	40,000	40,000,000

US Government Sponsored Agency Obligations (b)
Fannie Mae Variable Rate Notes, 0.17%, 2/27/15	28,000	27,987,134
Freddie Mac Variable Rate Notes:
0.36%, 9/03/13	40,000	39,997,236
0.14%, 9/13/13	101,800	101,777,176
Total US Government Sponsored Agency Obligations — 6.3%		169,761,546

US Treasury Obligations
US Treasury Notes:
0.50% – 3.50%, 5/31/13	44,000	44,085,614
0.38% – 3.38%, 6/30/13	59,500	59,689,325
0.13%, 8/31/13	37,000	36,990,780
0.13%, 9/30/13	29,000	28,995,009
2.00%, 11/30/13	30,000	30,317,167
1.50%, 12/31/13	21,000	21,189,585

See Notes to Financial Statements.

READY ASSETS PRIME MONEY FUND	APRIL 30, 2013	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value
US Treasury Notes (concluded):
1.00%, 1/15/14	$29,500	$29,682,013
1.25%, 2/15/14	36,000	36,307,045
1.88%, 2/28/14	44,300	44,938,461
Total US Treasury Obligations — 12.2%		332,194,999

Repurchase Agreements
Deutsche Bank Securities, Inc., 0.15%, 5/01/13 (Purchased on 4/30/13 to be repurchased at $27,443,114, collateralized by various US Government Sponsored Agency Obligations, 0.00% – 5.75% due 9/13/13 – 8/08/35, par and fair values of $27,887,000 and $27,992,158, respectively)	27,443	27,443,000
Goldman Sachs & Co., 0.10%, 5/01/13 (Purchased on 4/24/13 to be repurchased at $35,000,681, collateralized by various US Government Sponsored Agency Obligations, 4.00% due 11/01/41 – 4/01/43, par and fair values of $72,016,046 and $36,050,000, respectively)	35,000	35,000,000
Repurchase Agreements	Par (000)	Value
Mizuho Securities USA LLC, 1.23%, 6/03/13 (Purchased on 4/30/13 to be repurchased at $30,001,025, collateralized by various US Government Sponsored Agency Obligations, US Treasury Obligations and Corporate/Debt Obligations, 0.00% – 7.50% due 7/25/13 – 4/16/54, par and fair values of $1,206,104,362 and $32,315,830, respectively) (d)	$30,000	$30,000,000
Morgan Stanley & Co., Inc., 0.17%, 5/01/13 (Purchased on 4/30/13 to be repurchased at $35,000,165, collateralized by a US Sponsored Agency Obligation, 2.50% due 7/01/27, par and fair values of $40,522,404 and $36,050,000, respectively)	35,000	35,000,000
Total Repurchase Agreements — 4.7%		127,443,000
Total Investments (Cost — $2,724,387,108*) — 100.4%		2,724,387,108
Liabilities in Excess of Other Assets — (0.4)%		(11,278,334)

Net Assets — 100.0%		$2,713,108,774

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer is a US branch of foreign domiciled bank.

(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

•	• Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

8	READY ASSETS PRIME MONEY FUND	APRIL 30, 2013

Schedule of Investments (concluded)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$2,724,387,108	—	$2,724,387,108

[1]	See above Schedule of Investments for values in each security type.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, cash of $280,771 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

READY ASSETS PRIME MONEY FUND	APRIL 30, 2013	9

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments at value — unaffiliated (cost — $2,724,387,108)	$2,724,387,108
Cash	280,771
Capital shares sold receivable	6,288,346
Interest receivable	2,133,325
Investments sold receivable	700,198
Prepaid expenses	29,423

Total assets	2,733,819,171

Liabilities
Capital shares redeemed payable	13,472,446
Investments purchased payable	6,422,940
Investment advisory fees payable	178,129
Officer’s and Trustees’ fees payable	17,179
Other affiliates payable	15,958
Other accrued expenses payable	603,745

Total liabilities	20,710,397

Net Assets	$2,713,108,774

Net Assets Consist of
Paid-in capital	$2,713,073,039
Undistributed net investment income	887
Accumulated net realized gain	34,848

Net Assets, $1.00 net asset value per share, 2,713,073,038 shares outstanding, unlimited number of shares authorized, $0.10 par value	$2,713,108,774

Statement of Operations

Year Ended April 30, 2013

Investment Income
Interest	$8,462,605

Expenses
Investment advisory	11,103,725
Distribution and service fees	3,578,117
Transfer agent	4,617,855
Accounting services	187,373
Officer and Trustees	114,272
Professional	98,788
Custodian	88,831
Printing	70,877
Registration	70,553
Miscellaneous	35,310

Total expenses	19,965,701
Less fees waived by Manager	(7,925,219)
Less distribution and service fees waived	(3,578,117)
Less fees paid indirectly	(814)

Total expenses after fees waived and paid indirectly	8,461,551

Net investment income	1,054

Realized Gain
Net realized gain from investments	93,096

Net Increase in Net Assets Resulting from Operations	$94,150

See Notes to Financial Statements.

10	READY ASSETS PRIME MONEY FUND	APRIL 30, 2013

Statements of Changes in Net Assets

	Year Ended April 30,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$1,054	$2,025
Net realized gain	93,096	50,958

Net increase in net assets resulting from operations	94,150	52,983

Dividends and Distributions to Shareholders From[1]
Net investment income	(1,054)	(1,138)
Net realized gain	(80,000)	(80,710)

Decrease in net assets resulting from dividends and distributions to shareholders	(81,054)	(81,848)

Capital Share Transactions
Net proceeds from sale of shares	2,352,798,397	2,525,546,917
Reinvestment of dividends and distributions	80,087	77,540
Cost of shares redeemed	(2,647,918,503)	(2,805,193,203)

Net decrease in net assets derived from capital share transactions	(295,040,019)	(279,568,746)

Net Assets
Total decrease in net assets	(295,026,923)	(279,597,611)
Beginning of year	3,008,135,697	3,287,733,308

End of year	$2,713,108,774	$3,008,135,697

Undistributed net investment income	$887	$887

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

READY ASSETS PRIME MONEY FUND	APRIL 30, 2013	11

Financial Highlights

	Year Ended April 30,				Period January 1, 2009 to April 30, 2009		Year Ended December 31, 2008
	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0005	0.0019		0.0258
Net realized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0000 [1]	0.0000	[1]	0.0000 [1]

Net increase from investment operations	0.0000	0.0000	0.0001	0.0005	0.0019		0.0258

Dividends and distributions from:[2]
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0005)	(0.0019)		(0.0258)
Net realized gain	(0.0000)[3]	(0.0000)[3]	(0.0001)	(0.0000)[3]	—		—

Total dividends and distributions	(0.0000)	(0.0000)	(0.0001)	(0.0005)	(0.0019)		(0.0258)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Total Investment Return[4]
Total investment return	0.00%	0.00%	0.01%	0.05%	0.19%	[5]	2.62%

Ratios to Average Net Assets
Total expenses	0.69%	0.69%	0.68%	0.68%	0.69%	[6]	0.65%

Total expenses after fees waived, reimbursed and paid indirectly	0.29%	0.26%	0.37%	0.41%	0.69%	[6]	0.65%

Net investment income	0.00%	0.00%	0.00%	0.04%	0.57%	[6]	2.57%

Supplemental Data
Net assets, end of period (000)	$2,713,109	$3,008,136	$3,287,733	$3,934,405	$4,909,054		$5,054,948

[1]	Amount is less than $0.00005 per share.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

12	READY ASSETS PRIME MONEY FUND	APRIL 30, 2013

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

Ready Assets Prime Money Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method, which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements: The Fund may invest in repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid daily. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended April 30, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

READY ASSETS PRIME MONEY FUND	APRIL 30, 2013	13

Notes to Financial Statements (concluded)

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.500%
$500 Million — $1 Billion	0.400%
$1 Billion — $5 Billion	0.350%
$5 Billion — $10 Billion	0.325%
$10 Billion — $15 Billion	0.300%
$15 Billion — $20 Billion	0.275%
Greater than $20 Billion	0.250%

For the year ended April 30, 2013, the Fund reimbursed the Manager $28,507 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and a Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Shareholder Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing shareholder servicing fees. The fees are accrued daily and paid monthly at the annual rate of 0.125% based upon the average daily net assets of the shares of the Fund.

The Manager and BRIL voluntarily agreed to waive management and shareholder servicing fees to enable the Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statement of Operations as fees waived by Manager and distribution and service fees waived. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or Trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

3. Income Tax Information:

The tax character of distributions paid during the fiscal years ended April 30, 2013 and April 30, 2012 was as follows:

Ordinary income	4/30/13	$63,508
	4/30/12	$81,848
Long-term capital gain	4/30/13	17,546
	4/30/12	—

Total	4/30/13	$81,054

	4/30/12	$81,848

As of April 30, 2013, tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$35,735

As of April 30, 2013, there were no significant differences between book and tax components of net assets.

4. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

5. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

14	READY ASSETS PRIME MONEY FUND	APRIL 30, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Ready Assets Prime Money Fund:

We have audited the accompanying statement of assets and liabilities of Ready Assets Prime Money Fund (the “Fund”), including the schedule of investments, as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the period January 1, 2009 to April 30, 2009, and the year ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control overfinancial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ready Assets Prime Money Fund as of April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the period January 1, 2009 to April 30, 2009, and the year ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 24, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended April 30, 2013.

Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[1]
Months Paid: May 2012 – December 2012	100.00%
January 2013 – April 2013	99.96%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.00000616 per share to shareholders of record on December 7, 2012.

READY ASSETS PRIME MONEY FUND	APRIL 30, 2013	15

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 108 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 108 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 108 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 108 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. from 2007 to 2012.	33 RICs consisting of 108 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 108 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 108 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 108 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 108 Portfolios	None

16	READY ASSETS PRIME MONEY FUND	APRIL 30, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 108 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 108 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 108 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

READY ASSETS PRIME MONEY FUND	APRIL 30, 2013	17

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012

Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 221-7210.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Financial Data Services, Inc. Jacksonville, FL 32246	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019

Custodian The Bank of New York Mellon New York, NY 10286	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

18	READY ASSETS PRIME MONEY FUND	APRIL 30, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website (http://www.blackrock.com/moneymarketreports) or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

READY ASSETS PRIME MONEY FUND	APRIL 30, 2013	19

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Total return information assumes reinvestment of all distributions. Past performance results shown in this report should not be considered a representation of future performance. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

RAPM-4/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Ready Assets Prime Money Fund	$26,363	$26,100	$0	$0	$9,600	$9,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

2

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Ready Assets Prime Money Fund	$9,600	$9,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

3

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ready Assets Prime Money Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Ready Assets Prime Money Fund

Date: July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Ready Assets Prime Money Fund

Date: July 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Ready Assets Prime Money Fund

Date: July 2, 2013

5